SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO COREBUILDER SHARES
WELLS FARGO FACTOR-BASED FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
WELLS FARGO VARIABLE TRUST FUNDS
(Each a “Fund”, together the “Funds”)

The principal investment risks of the Funds, such as “Market Risk,” are described in the Funds’ prospectuses. Information about other Fund risks, such as “Operational and Cybersecurity Risks,” is contained in the Funds’ Statements of Additional Information (“SAIs”). Effective immediately, the following disclosure is added to the Funds’ SAIs under the heading “Other Risks” within the section entitled “Fund Investment Policies and Risks”:

COVID-19/Coronavirus. A recent outbreak of respiratory disease caused by a novel coronavirus was detected in Wuhan City, Hubei Province, China and has since spread globally. The disease, coronavirus disease 2019 (abbreviated as “COVID-19”), and concern about its spread has resulted in disruptions to global markets, including through border closings, restrictions on travel and large gatherings, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, and reduced customer and client activity in multiple markets and sectors. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impacts of COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, particular regions, or the entire global economy, individual companies and investment products, and the market in general. The full extent of such impacts cannot necessarily be foreseen at the present time. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks in certain countries. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of a Fund and the securities in which a Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

March 16, 2020